UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-06490

BNY Mellon Investment Funds V, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	04/30/19

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Diversified International Fund

BNY Mellon Global Real Estate Securities Fund

FORM N-CSR

Item 1.          Reports to Stockholders.

BNY Mellon Diversified International Fund

SEMIANNUAL REPORT April 30, 2019

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Diversified International Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Diversified International Fund’s (formerly Dreyfus Diversified International Fund), covering the six-month period from November 1, 2018 through April 30, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The U.S. and many other developed economies continued their pattern of moderate growth during the six months. Equity markets experienced a sharp sell-off in the fourth quarter of 2018, triggered in part by interest-rate increases, trade tensions and slowing global growth. The sell-off partially reduced prior gains on U.S. indices, while losses deepened in international developed and emerging markets. Global equities continued their general decline through the end of 2018. However, comments made in January by the U.S. Federal Reserve (the “Fed”) that it might slow the pace of interest-rate increases in 2019 helped stimulate a rebound across equity markets. In a similar stance, other central banks pledged to continue policies that support economic growth, helping to further ease investor concerns. Talk of a potential trade agreement between the U.S. and China also helped to buoy equity markets, which continued their upward trajectory through the end of the period.

Equity volatility and global growth concerns triggered a flight to quality in many areas of the bond market, raising Treasury prices and flattening the yield curve. Corporate bonds, however, were hindered somewhat by concerns about economic growth, resulting in widening spreads and lower prices through November. After encouraging comments by the Fed in January, bond markets rebounded, and most U.S. indices continued to post positive returns through the end of April.

We remain positive on the near-term economic outlook for the U.S. but will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
June 3, 2019

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2018 through April 30, 2019, as provided by Caroline Lee-Tsao and Jeffrey M. Mortimer, CFA, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended April 30, 2019, BNY Mellon Diversified International Fund’s (formerly Dreyfus Diversified International Fund) Class A shares produced a total return of 7.37%, Class C shares returned 7.26%, Class I shares returned 7.55%, and Class Y shares returned 7.58%.1 In comparison, the fund’s benchmark, the MSCI EAFE Index (the “Index”), produced a total return of 7.45% for the same period.2

Prices of global stocks advanced moderately over the reporting period in an environment of divergent global economic growth trends, steady corporate earnings, and shifting central bank policy in major developed markets. The fund’s Class A and C shares produced lower returns than the Index, while Class I and Y shares outperformed.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally allocates its assets among other mutual funds advised by BNY Mellon Investment Adviser, Inc. or its affiliates, referred to as underlying funds, which invest primarily in stocks issued by foreign companies. The fund is designed to provide diversification within the international asset class by investing the majority of its assets in the underlying funds. The underlying funds are selected by the fund’s portfolio managers based on their investment objectives and management policies, portfolio holdings, risk/reward profiles, historical performance, and other factors, including the correlation and covariance among the underlying funds. The fund’s portfolio managers determine the underlying funds

As of April 30, 2019, the fund’s market value was allocated as follows:

Underlying Funds           %

BNY Mellon International Stock Fund       25.21

BNY Mellon International Equity Fund        24.68

BNY Mellon International Core Equity Fund       38.23

BNY Mellon Emerging Markets Securities Fund       4.74

BNY Mellon International Small Cap Fund      7.14

Fed’s Pause in Interest-Rate Hikes Boosts Equity Market Returns

Stocks generally gained value over the reporting period, but early in the period, markets were generally down, as the global economy showed continued but somewhat slowing momentum. In the United States, an improvement in the economic growth rate in 2018, combined with other signs of economic strength, including strong employment gains and healthy corporate earnings, allowed the Federal Reserve Board (the “Fed”) to move forward with a plan to increase short-term interest rates. Rates were raised once during the reporting period, boosting the federal funds target rate to 2.25%-2.50%. In the fourth quarter of 2018, markets experienced a surge in volatility as investor sentiment shifted to “risk off.” Equities declined while Treasury securities rallied, despite relatively robust economic growth as well as an improvement in wages.

The shift in sentiment was driven largely by two factors: concern about the Fed’s plan to continue hiking short-term interest rates in 2019 and economic weakness in Europe. Earlier in 2018, the Fed’s “dot plot” showed that officials were projecting a median of three rate hikes in 2019. Investor concerns were exacerbated by Fed Chairman Jerome Powell’s comments that the reduction in the

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Fed’s balance sheet was “on autopilot,” further suggesting that additional tightening of monetary conditions was inevitable in 2019.

In Europe, Purchasing Manager Index data showed that economic activity there was slowing. Germany in particular posted little improvement, while activity in Italy declined. Weakness in Europe made the trade conflict with China more troubling than it would have been otherwise.

In December, however, the Fed shifted away from its hawkish stance on interest-rate increases, saying that rate hikes in 2019 would be “data-dependent.” The Fed also indicated that the reduction of its balance sheet would be completed by September 2019, implying the Fed would be satisfied with a larger-than-normal balance sheet, adding to the central bank’s more accommodative stance. With this shift, stocks rallied late in 2018 and continued to rise in 2019. Early in 2019, the Fed’s stance remained unchanged, as inflation stayed below its target rate of 2.0%.

Stock Selection and Sector Allocation Benefited Fund Results

The fund’s outperformance versus the benchmark came largely as a result of strong results from BNY Mellon International Core Equity Fund, which benefited from strong stock selection, particularly in the health care sector, as well as an underweight to the financials sector and an overweight to the information technology sector. BNY Mellon Emerging Markets Securities Fund also contributed positively to fund results. Although it underperformed its own benchmark, it outperformed the Index.

On a more negative note, the fund’s allocation to BNY Mellon International Small Cap Fund was detrimental, as this fund and its benchmark lagged the Index.

The fund made no changes to its allocations among the underlying funds during the reporting period.

Maintaining a Well-Diversified Investment Posture

Although global economic growth appears to be moderating, we believe the fund is well positioned to perform well in most market conditions. In this environment, we strive to maintain a broadly diversified portfolio designed to participate in market gains, while mitigating downside risks through balanced exposure to the Index’s various market sectors.

June 3, 2019

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses pursuant to an agreement by BNY Mellon Investment Adviser, Inc. through March 1, 2020, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in any index

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the prospectus of the fund and that of each underlying fund.

Small and midsized companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile, than those of larger, more established companies.

The shares of smaller companies tend to trade less frequently than those of larger, more established companies.

The ability of the fund to achieve its investment goal depends, in part, on the ability of the portfolio managers to allocate effectively the fund’s assets among the underlying funds. There can be no assurance that the actual allocations will be effective in achieving the fund’s investment goal.

Each underlying fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with such companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. These risks are higher in emerging market countries.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Diversified International Fund from November 1, 2018 to April 30, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2019

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$2.31	$6.17	$.41	$.15
Ending value (after expenses)	$1,073.70	$1,072.60	$1,075.50	$1,075.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2019

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$2.26	$6.01	$.40	$.15
Ending value (after expenses)	$1,022.56	$1,018.84	$1,024.40	$1,025.65

† Expenses are equal to the fund’s annualized expense ratio of .45% for Class A, 1.20% for Class C, .08% for Class I and .03% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

April 30, 2019 (Unaudited)

Description	Shares		Value ($)
Investment Companies - 98.8%
Foreign Equity - 98.8%
BNY Mellon Emerging Markets Securities Fund, Cl. Y	4,001,474	[a]	41,055,121
BNY Mellon International Core Equity Fund, Cl. Y	8,687,974	[a]	331,272,453
BNY Mellon International Equity Fund, Cl. Y	10,381,417	[a]	213,857,177
BNY Mellon International Small Cap Fund, Cl. Y	4,593,789	[a]	61,924,279
BNY Mellon International Stock Fund, Cl. Y	11,377,862	a	218,454,954
Total Investments (cost $653,091,494)	98.8%		866,563,984
Cash and Receivables (Net)	1.2%		10,331,497
Net Assets	100.0%		876,895,481

a Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

6

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Registered Investment Companies	Value 10/31/18 ($)	Purchases ($)†	Sales ($)	Net Realized Gain (Loss) ($)
BNY Mellon Emerging Markets Securities Fund, Cl. Y	37,480,209	1,880,475	2,173,093	(235,191)
BNY Mellon International Core Equity Fund, CI. Y	319,910,519	18,550,529	19,450,128	(1,697,255)
BNY Mellon International Small Cap Fund, CI. Y	60,477,572	9,008,459	3,042,331	(655,013)
BNY Mellon International Stock Fund, CI. Y	197,167,244	10,347,962	9,996,229	(305,130)
BNY Mellon International Equity Fund, CI. Y	207,402,501	12,265,779	13,800,085	(894,260)
Total	822,438,045	52,053,203	48,461,866	(3,786,849)

Registered Investment Companies	Change in Net Unrealized Appreciation (Depreciation) ($)	Value 4/30/19 ($)	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Emerging Markets Securities Fund, Cl. Y	4,102,721	41,055,121	4.7	338,040
BNY Mellon International Core Equity Fund, CI. Y	13,958,788	331,272,453	37.8	6,519,530
BNY Mellon International Small Cap Fund, CI. Y	(3,864,408)	61,924,279	7.1	6,849,049
BNY Mellon International Stock Fund, CI. Y	21,241,106	218,454,954	24.9	3,252,759
BNY Mellon International Equity Fund, CI. Y	8,883,242	213,857,177	24.3	4,245,114
Total	44,321,450	866,563,984	98.8	21,204,492

† Includes reinvested dividends/distributions.

See notes to financial statements.

7

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2019 (Unaudited)

	Cost	Value
Assets ($):
Investments in affiliated issuers—See Statement of Investments	653,091,494	866,563,984
Cash		10,088,302
Receivable for shares of Common Stock subscribed		636,272
Due from BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		10,016
Prepaid expenses		39,166
		877,337,740
Liabilities ($):
Payable for shares of Common Stock redeemed		357,160
Directors fees and expenses payable		15,772
Accrued expenses		69,327
		442,259
Net Assets ($)		876,895,481
Composition of Net Assets ($):
Paid-in capital		688,508,770
Total distributable earnings (loss)		188,386,711
Net Assets ($)		876,895,481

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	6,580,765	327,814	33,653,030	836,333,872
Shares Outstanding	515,008	25,618	2,632,372	65,496,439
Net Asset Value Per Share ($)	12.78	12.80	12.78	12.77

See notes to financial statements.

8

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2019 (Unaudited)

Investment Income ($):
Income:
Interest	101,953
Cash dividends from affiliated issuers	14,483,853
Total Income	14,585,806
Expenses:
Shareholder servicing costs—Note 3(c)	123,899
Directors’ fees and expenses—Note 3(d)	40,341
Professional fees	34,259
Registration fees	31,726
Loan commitment fees—Note 2	10,215
Prospectus and shareholders’ reports	5,604
Distribution fees—Note 3(b)	1,356
Custodian fees—Note 3(c)	334
Miscellaneous	18,374
Total Expenses	266,108
Less—reduction in expenses due to undertaking—Note 3(a)	(103,616)
Net Expenses	162,492
Investment Income—Net	14,423,314
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments:
Affiliated issuers	(3,786,849)
Capital gain distributions from affiliated issuers	6,720,639
Net Realized Gain (Loss)	2,933,790
Net unrealized appreciation (depreciation) on investments:
Affiliated issuers	44,321,450
Net Realized and Unrealized Gain (Loss) on Investments	47,255,240
Net Increase in Net Assets Resulting from Operations	61,678,554

See notes to financial statements.

9

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations ($):
Investment income—net	14,423,314	12,378,667
Net realized gain (loss) on investments	2,933,790	(345,874)
Net unrealized appreciation (depreciation) on investments	44,321,450	(79,456,540)
Net Increase (Decrease) in Net Assets Resulting from Operations	61,678,554	(67,423,747)
Distributions ($):
Distributions to shareholders:
Class A	(90,233)	(79,249)
Class C	(1,950)	(3,364)
Class I	(605,355)	(359,645)
Class Y	(14,753,622)	(11,905,041)
Total Distributions	(15,451,160)	(12,347,299)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	1,302,179	2,132,691
Class C	-	190,181
Class I	8,454,924	17,117,208
Class Y	79,204,545	94,445,973
Distributions reinvested:
Class A	84,422	74,126
Class C	1,901	3,364
Class I	479,929	283,440
Class Y	2,046,187	1,565,418
Cost of shares redeemed:
Class A	(1,460,726)	(2,472,154)
Class C	(109,707)	(96,949)
Class I	(8,789,743)	(8,020,313)
Class Y	(83,168,381)	(77,644,086)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(1,954,470)	27,578,899
Total Increase (Decrease) in Net Assets	44,272,924	(52,192,147)
Net Assets ($):
Beginning of Period	832,622,557	884,814,704
End of Period	876,895,481	832,622,557

10

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	106,369	160,450
Shares issued for distributions reinvested	7,497	5,503
Shares redeemed	(120,189)	(189,750)
Net Increase (Decrease) in Shares Outstanding	(6,323)	(23,797)
Class Cb
Shares sold	-	14,306
Shares issued for distributions reinvested	169	250
Shares redeemed	(9,078)	(7,344)
Net Increase (Decrease) in Shares Outstanding	(8,909)	7,212
Class Ia
Shares sold	703,766	1,294,141
Shares issued for distributions reinvested	42,698	21,042
Shares redeemed	(736,111)	(599,345)
Net Increase (Decrease) in Shares Outstanding	10,353	715,838
Class Ya
Shares sold	6,710,388	7,099,351
Shares issued for distributions reinvested	182,207	116,388
Shares redeemed	(6,983,057)	(5,846,853)
Net Increase (Decrease) in Shares Outstanding	(90,462)	1,368,886

[a]During the period ended April 30, 2019, 1,109 Class A shares representing $14,056 were exchanged for 1,109 Class I shares and 345,017 Class Y shares representing $4,201,228 were exchanged for 344,670 Class I shares. During the period ended October 31, 2018, 711,894 Class Y shares representing $9,363,738 were exchanged for 711,209 Class I shares.

[b]During the period ended October 31, 2018, 148 Class C shares representing $1,969 were automatically converted to 147 Class A shares.
See notes to financial statements.

11

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2019		Year Ended October 31,
Class A Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.09	13.25	10.91	11.23	11.57	11.69
Investment Operations:
Investment income—net[a]	.19	.14	.20	.09	.19	.11
Net realized and unrealized gain (loss) on investments	.68	(1.16)	2.25	(.32)	(.33)	(.09)
Total from Investment Operations	.87	(1.02)	2.45	(.23)	(.14)	.02
Distributions:
Dividends from investment income—net	(.18)	(.14)	(.11)	(.09)	(.20)	(.14)
Net asset value, end of period	12.78	12.09	13.25	10.91	11.23	11.57
Total Return (%)[b]	7.37[c]	(7.79)	22.70	(2.08)	(1.15)	.20
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	3.79[e]	3.15	2.73	1.78	1.57	.97
Ratio of net expenses to average net assets[d]	.45[e]	.40	.39	.39	.40	.34
Ratio of net investment income to average net assets[d]	3.12[e]	1.07	1.74	.84	1.64	.95
Portfolio Turnover Rate	5.89[c]	3.66	12.41	11.12	18.00	9.48
Net Assets, end of period ($ x 1,000)	6,581	6,302	7,223	10,778	11,228	11,418

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Amounts do not include the expenses of the underlying fund.

e Annualized.

See notes to financial statements.

12

Six Months Ended
April 30, 2019		Year Ended October 31,
Class C Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.00	13.22	10.86	11.17	11.51	11.65
Investment Operations:
Investment income (loss)—net[a]	.17	.01	(.03)	(.01)	.12	.05
Net realized and unrealized gain (loss) on investments	.69	(1.12)	2.39	(.30)	(.34)	(.11)
Total from Investment Operations	.86	(1.11)	2.36	(.31)	(.22)	(.06)
Distributions:
Dividends from investment income—net	(.06)	(.11)	-	-	(.12)	(.08)
Net asset value, end of period	12.80	12.00	13.22	10.86	11.17	11.51
Total Return (%)[b]	7.26[c]	(8.48)	21.73	(2.78)	(1.87)	(.54)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	1.39[e]	1.34	1.54	1.59	1.48	1.45
Ratio of net expenses to average net assets[d]	1.20[e]	1.15	1.14	1.14	1.15	1.09
Ratio of net investment income (loss) to average net assets[d]	2.94[e]	.11	(.26)	(.05)	1.02	.46
Portfolio Turnover Rate	5.89[c]	3.66	12.41	11.12	18.00	9.48
Net Assets, end of period ($ x 1,000)	328	414	361	130	139	212

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Amounts do not include the expenses of the underlying fund.

e Annualized.

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2019		Year Ended October 31,
Class I Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.12	13.28	10.94	11.27	11.60	11.72
Investment Operations:
Investment income—net[a]	.21	.16	.11	.41	.22	.15
Net realized and unrealized gain (loss) on investments	.67	(1.14)	2.38	(.61)	(.31)	(.09)
Total from Investment Operations	.88	(.98)	2.49	(.20)	(.09)	.06
Distributions:
Dividends from investment income—net	(.22)	(.18)	(.15)	(.13)	(.24)	(.18)
Net asset value, end of period	12.78	12.12	13.28	10.94	11.27	11.60
Total Return (%)	7.55[b]	(7.51)	23.11	(1.77)	(.75)	.46
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[c]	.08[d]	.07	.09	.05	.03	.04
Ratio of net expenses to average net assets[c]	.08[d]	.07	.09	.04	.03	.04
Ratio of net investment income to average net assets[c]	3.54[d]	1.25	.88	3.76	1.96	1.24
Portfolio Turnover Rate	5.89[b]	3.66	12.41	11.12	18.00	9.48
Net Assets, end of period ($ x 1,000)	33,653	31,776	25,310	12,802	715,214	661,931

a Based on average shares outstanding.

b Not annualized.

c Amounts do not include the expenses of the underlying fund.

d Annualized.

See notes to financial statements.

14

Six Months Ended
April 30, 2019		Year Ended October 31,
Class Y Shares	(Unaudited)	2018	2017	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	12.11	13.27	10.94	11.26	10.53
Investment Operations:
Investment income (loss)—net[b]	.21	.18	.17	(.00)[c]	(.00)[c]
Net realized and unrealized gain (loss) on investments	.68	(1.15)	2.32	(.19)	.73
Total from Investment Operations	.89	(.97)	2.49	(.19)	.73
Distributions:
Dividends from investment income—net	(.23)	(.19)	(.16)	(.13)	-
Net asset value, end of period	12.77	12.11	13.27	10.94	11.26
Total Return (%)	7.58[d]	(7.48)	23.12	(1.71)	6.93[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	.03[f]	.03	.04	.03	2.42[f]
Ratio of net expenses to average net assets[e]	.03[f]	.03	.04	.03	.21[f]
Ratio of net investment income (loss) to average net assets[e]	3.51[f]	1.37	1.45	(.03)	(.21)[f]
Portfolio Turnover Rate	5.89[d]	3.66	12.41	11.12	18.00
Net Assets, end of period ($ x 1,000)	836,334	794,131	851,921	811,498	1

a From October 1, 2015 (commencement of initial offering) to October 31, 2015.

b Based on average shares outstanding.

c Amount represents less than $.01 per share.

d Not annualized.

e Amounts do not include the expenses of the underlying fund.

f Annualized.

See notes to financial statements.

15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Diversified International Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds V, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective June 3, 2019, the fund changed its name from Dreyfus Diversified International Fund to BNY Mellon Diversified International Fund, and the Company changed its name from Dreyfus Premier Investment Funds, Inc. to BNY Mellon Investment Funds V, Inc. In addition, The Dreyfus Corporation, the fund’s investment adviser and administrator, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (150 million shares authorized), Class C (75 million shares authorized), Class I (75 million shares authorized), Class T (100 million shares authorized) and Class Y (200 million shares authorized). Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

16

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments are valued at the net asset value of each underlying fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Investment Companies†	866,563,984	-	-	866,563,984

† See Statement of Investments for additional detailed categorizations.

At April 30, 2019, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such

18

gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2019, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The fund has an unused capital loss carryover of $6,512,769 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2018. If not applied, $943,756 expires in fiscal year 2019. The fund has $5,569,013 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2018 was as follows: ordinary income $12,347,299. The tax character of current year distributions will be determined at the end of the current fiscal year.

(f) New Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2019, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, there is no management fee paid to the Adviser. The fund invests in other affiliated mutual funds advised by the Adviser. All fees and expenses of the underlying funds are reflected in the underlying fund’s net asset value. The Adviser has contractually agreed, from November 1, 2018 through March 1, 2020, to waive receipt of its fees and/or assume the expenses of the fund so that the total annual fund and underlying funds (acquired funds) operating expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.05% of the fund’s average daily net assets. On or after March 1, 2020, the Adviser Corporation may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $103,616 during the period ended April 30, 2019.

20

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2019, Class C shares were charged $1,356 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2019, Class A and Class C shares were charged $7,669 and $452, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees and the fund has an arrangement with the custodian to receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2019, the fund was charged $3,225 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2019, the fund was charged $334 pursuant to the custody agreement.

During the period ended April 30, 2019, the fund was charged $4,528 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The components of “Due from BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: Distribution Plan fees $201, Shareholder Services Plan fees $1,388, custodian fees $210, Chief Compliance Officer fees $4,528 and transfer agency fees $1,100, which are offset against an expense reimbursement currently in effect in the amount of $17,443.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2019, amounted to $52,053,203 and $48,461,866, respectively.

At April 30, 2019, accumulated net unrealized appreciation on investments was $213,472,490, consisting of gross unrealized appreciation.

At April 30, 2019, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

22

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 12-13, 2019, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended January 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of three other comparable funds (the “Expense Group”) and with a group of funds that was normally expected to be a broader group of funds but in the case of the fund was the same as the Expense Group (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

23

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods, except the three- and ten-year periods when it was below the Performance Group and Performance Universe medians and the one-year period when it was below the Performance Universe median. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe median in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was considered that the fund’s returns were above the returns of the index in six of the ten calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that, like most other funds in the Expense Group, the fund pays management fees only at the underlying fund (acquired fund) level, so that the contractual and actual management fees of the fund were zero. The Board further considered that the fund’s total expenses (including acquired fund fees and expenses) were the second lowest of the four funds in the Expense Group and Expense Universe.

Representatives of the Adviser stated that the Adviser has contractually agreed, until March 1, 2020, to waive receipt of its fees and/or assume the expenses of the fund so that the total annual fund and acquired funds (underlying funds) operating expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.05% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees and total expenses of funds advised or administered by the Adviser that are in the same Lipper category as the fund. Since the fund does not pay any management fees directly to the Adviser, the Board did not consider this information relevant to its consideration of the Agreement.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board also considered the expense limitation arrangement with the Adviser. Since the fund pays no fees to the Adviser under the Agreement, the Board did not consider profitability or economies of scale with respect to the fund relevant to its consideration of the Agreement.

24

The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s performance.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement

25

For More Information

BNY Mellon Diversified International Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbol:	Class A: DFPAX Class C: DFPCX Class I: DFPIX Class Y: DDIFX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation 6209SA0419

BNY Mellon Global Real Estate Securities Fund

SEMIANNUAL REPORT April 30, 2019

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Global Real Estate Securities Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Global Real Estate Securities Fund (formerly Dreyfus Global Real Estate Securities Fund) covering the six-month period from November 1, 2018 through April 30, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The U.S. and many other developed economies continued their pattern of moderate growth during the six months. Equity markets experienced a sharp sell-off in the fourth quarter of 2018, triggered in part by interest-rate increases, trade tensions and slowing global growth. The sell-off partially reduced prior gains on U.S. indices, while losses deepened in international developed and emerging markets. Global equities continued their general decline through the end of 2018. However, comments made in January by the U.S. Federal Reserve (the “Fed”) that it might slow the pace of interest-rate increases in 2019 helped stimulate a rebound across equity markets. In a similar stance, other central banks pledged to continue policies that support economic growth, helping to further ease investor concerns. Talk of a potential trade agreement between the U.S. and China also helped to buoy equity markets, which continued their upward trajectory through the end of the period.

Equity volatility and global growth concerns triggered a flight to quality in many areas of the bond market, raising Treasury prices and flattening the yield curve. Corporate bonds, however, were hindered somewhat by concerns about economic growth, resulting in widening spreads and lower prices through November. After encouraging comments by the Fed in January, bond markets rebounded, and most U.S. indices continued to post positive returns through the end of April.

We remain positive on the near-term economic outlook for the U.S. but will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
June 3, 2019

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2018 through April 30, 2019, as provided by the fund’s portfolio managers, E. Todd Briddell and Dean Frankel of CenterSquare Investment Management LLC, Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended April 30, 2019, BNY Mellon Global Real Estate Securities Fund’s (formerly Dreyfus Global Real Estate Securities Fund) Class A shares produced a total return of 11.01%, Class C shares returned 10.66%, Class I shares returned 11.23%, and Class Y shares returned 11.26%.1 In comparison, the FTSE EPRA/NAREIT Developed Index (Net) (the “Index”), the fund’s benchmark, achieved a total return of 10.75% for the same period.2

Real estate-related securities posted strong returns over the reporting period, on average, amid a steady global economy and an accommodative monetary policy. Class A, I, and Y shares outperformed the benchmark on favorable stock selection. Class C shares slightly underperformed the Index after fees were deducted.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income, by normally investing at least 80% of its net assets in publicly traded equity securities of companies principally engaged in the real estate sector. Under normal market conditions, the fund expects to invest at least 40% of its assets in companies located outside the United States and to invest in at least 10 different countries. The fund also may invest in equity securities of companies located in emerging markets and in equity securities of companies of any market capitalization. Our proprietary approach quantifies investment opportunity, both from a real estate and stock perspective.

Real Estate Equities Post Robust Gains

Stocks declined early in the reporting period, as the Federal Reserve (the “Fed”) maintained its hawkish stance on interest rates and investors began to expect the economy to slow. The Fed’s decision to back away from its tightening stance, however, resulted in a strong rebound beginning late in 2018 and continuing into 2019.

U.S. real estate investment trusts (REITs) benefited somewhat early in the reporting period, as investors moved into income-generating stocks in a “flight to safety” on the perception that the economy would be slowing. Later, U.S. REITs experienced some volatility when it appeared that the Fed would continue to raise short-term interest rates, but the sector recovered strongly when the Fed adopted a more accommodative position, and the sector continued to post gains into 2019.

Similarly, early in the reporting period overseas markets declined on the expectation of continued monetary tightening. In many international markets, however, this expectation lessened, and investors began to see the possibility that rates would stay low for a considerable period. This shift in expectations resulted in a recovery in the real estate sector.

Among the leading markets over this period were the UK, Europe, and Singapore. In some Asia/Pacific markets, the housing market has been weak, but toward the end of the reporting period these markets appeared to stabilize, with home sales and prices showing smaller declines. Residential property in Canada, on the other hand, was among the lagging markets. Other weaker sectors during this period included retail in the UK, as online retail sales have been surging.

Security Selections Bolstered Fund Performance

The fund’s performance over the reporting period was bolstered by strong stock selection across most markets. Our underweight to the for-sale residential segment in the Asia-Pacific region also contributed positively to performance. The fund’s underweight to the UK and European retail segments added to the fund’s results as well.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

On the other hand, a position in Boardwalk, a Canadian multi-family REIT, hurt the fund’s results, as the stock declined on the back of growth that was below investors' expectations. An underweight to the Hong Kong market also detracted from performance somewhat.

A Selective Approach in a Late-Cycle Environment

We have continued to identify what we believe are attractive investment opportunities in an environment of positive global economic growth. Nevertheless, given the lateness of the business cycle, top-line growth is slowing, and with demand for low-skilled workers growing, certain labor costs are rising. We are therefore underweighting certain segments that rely heavily on this portion of the labor market, including hotels, skilled nursing, and senior housing.

We have underweighted our exposure to the retail sector in the U.S., especially in lower-quality malls, and in Europe and the UK, given the increasing penetration of online sales and weakness of consumer spending. We also remain underweight in Asia/Pacific, particularly in the residential sector, given the decline in affordability in these markets, but we are overweight in affordable housing in the U.S. and Germany, and overweight in the office sector in certain select markets.

In fact, housing affordability remains an issue worldwide, and this is one factor that is likely to keep interest rates low over the next few years or more. Globally, valuations of REITs remain generally attractive, and with interest rates likely to remain low, REITs could continue to be an attractive option for investors over this period. We also anticipate that with valuations remaining low versus historical averages, acquisition activity could increase, potentially putting upward pressure on valuations.

June 3, 2019

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an undertaking in effect through March 1, 2020, at which time it may be extended, terminated, or modified. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — The FTSE EPRA/NAREIT Developed Index (Net) is designed to track the performance of listed real estate companies and REITs worldwide. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. These risks are enhanced in emerging market countries.

Because the fund’s investments are concentrated in the securities of companies principally engaged in the real estate sector, the value of the fund’s shares will be affected by factors particular to the real estate sector and may fluctuate more widely than that of a fund which invests in a broader range of industries. The securities of issuers that are principally engaged in the real estate sector may be subject to risks similar to those associated with the direct ownership of real estate. These include declines in real estate values and defaults by mortgagors or other borrowers.

In addition to the risks which are linked to the real estate sector in general, REITs are subject to additional risks. Equity REITs may be affected by changes in the value of the underlying property owned by the trust, while mortgage REITs may be affected by the quality of any credit extended. Further, REITs are highly dependent upon management skill and often are not diversified. REITs also are subject to heavy cash flow dependency and to defaults by borrowers or lessees.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Global Real Estate Securities Fund from November 1, 2018 to April 30, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2019

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.80	$10.71	$5.50	$5.29
Ending value (after expenses)	$1,110.10	$1,106.60	$1,112.30	$1,112.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2019

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.51	$10.24	$5.26	$5.06
Ending value (after expenses)	$1,018.35	$1,014.63	$1,019.59	$1,019.79

† Expenses are equal to the fund’s annualized expense ratio of 1.30% for Class A, 2.05% for Class C, 1.05% for Class I and 1.01% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

April 30, 2019 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.2%
Australia - 4.5%
Dexus	811,940	[a]	7,154,714
Goodman Group	584,390		5,421,469
National Storage REIT	2,433,540		3,070,788
Scentre Group	3,488,200		9,393,405
Stockland	2,201,740		5,851,480
			30,891,856
Belgium - .7%
Aedifica	30,195	[b]	2,709,337
Warehouses De Pauw	14,430		2,165,511
			4,874,848
Canada - 2.8%
Allied Properties Real Estate Investment Trust	89,840		3,180,646
Boardwalk Real Estate Investment Trust	200,180		5,811,003
Canadian Apartment Properties REIT	62,065		2,220,479
Chartwell Retirement Residences	368,090		4,036,159
Granite Real Estate Investment Trust	47,440		2,159,712
Riocan Real Estate Investment Trust	77,547		1,491,088
			18,899,087
France - 2.2%
Gecina	29,460		4,397,935
Klepierre	122,540		4,352,752
Unibail-Rodamco-Westfield	37,290		6,409,599
			15,160,286
Germany - 4.9%
Deutsche Wohnen	237,840		10,689,127
LEG Immobilien	22,960		2,671,763
TLG Immobilien	44,390		1,306,930
Vonovia	376,025		18,755,207
			33,423,027
Hong Kong - 8.1%
CK Asset Holdings	1,539,840		12,366,143
Hang Lung Properties	1,600,500		3,762,138
Hongkong Land Holdings	1,022,250		7,125,083
Link	842,520		9,826,966
New World Development	3,207,000		5,306,300
Sun Hung Kai Properties	758,000		13,082,959
Swire Properties	927,000		3,763,633
			55,233,222
Ireland - .2%
Green	799,380		1,518,814

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Japan - 10.7%
Advance Residence Investment	1,330		3,713,059
Comforia Residential	811		2,145,724
Japan Excellent	1,850		2,647,937
Japan Hotel REIT Investment	7,165		5,839,852
Japan Real Estate Investment	1,065		5,901,905
Japan Retail Fund Investment	2,294		4,391,273
Kenedix Office Investment	667		4,464,812
Kenedix Retail REIT	719		1,740,953
Mitsubishi Estate	556,800		9,376,569
Mitsui Fudosan	434,900		10,023,963
Mitsui Fudosan Logistics Park	889		2,821,168
Nomura Real Estate Holdings	18,600		394,330
Nomura Real Estate Master Fund	1,701		2,493,105
Orix JREIT	2,909		5,106,383
Sumitomo Realty & Development	207,660		7,664,023
Tokyu Fudosan Holdings	329,400		1,851,508
Tokyu REIT	1,780		2,796,434
			73,372,998
Luxembourg - .8%
Aroundtown	707,580		5,734,711
Norway - .6%
Entra	258,150	[c]	3,740,242
Singapore - 2.4%
CapitaLand	2,152,300		5,586,074
CapitaLand Mall Trust	1,990,800		3,542,192
Keppel	1,927,962		1,729,368
Mapletree Industrial Trust	1,740,103		2,635,550
Mapletree Logistics Trust	2,661,600		2,896,234
			16,389,418
Spain - 1.0%
Inmobiliaria Colonial Socimi	605,690	[d]	6,518,286
Sweden - 1.5%
Fabege	302,750		4,203,112
Fastighets AB Balder, CI. B	83,880	[d]	2,651,403
Wihlborgs Fastigheter	254,740		3,387,718
			10,242,233
Switzerland - .4%
PSP Swiss Property	28,820		2,941,538
United Kingdom - 4.7%
Assura	4,479,270		3,481,217
Capital & Counties Properties	663,240		2,093,838
Derwent London	57,280		2,367,772
Empiric Student Property	2,257,550		2,755,439

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
United Kingdom - 4.7% (continued)
Land Securities Group	589,024		7,089,446
PRS	1,585,020		2,071,000
Safestore Holdings	189,420		1,590,704
Segro	1,089,633		9,639,260
Tritax Big Box	713,150		1,381,902
			32,470,578
United States - 53.7%
Alexandria Real Estate Equities	64,210	[a,b]	9,142,862
American Homes 4 Rent, Cl. A	518,726	[a]	12,439,049
Americold Realty Trust	208,804	[a]	6,683,816
AvalonBay Communities	105,620	[a]	21,222,227
Boston Properties	86,510	[a]	11,905,506
Brandywine Realty Trust	165,740	[a]	2,550,739
Brixmor Property Group	323,380	[a]	5,782,034
Camden Property Trust	122,600	[a]	12,339,690
Columbia Property Trust	145,955	[a]	3,314,638
CubeSmart	360,290	[a]	11,496,854
CyrusOne	202,420	[a]	11,272,770
Duke Realty	248,380	[a]	7,729,586
Empire State Realty Trust, Cl. A	405,190	[a]	6,264,237
Equinix	7,833	[a]	3,561,665
Equity Residential	206,520	[a]	15,782,258
Extra Space Storage	39,932	[a]	4,140,549
HCP	432,640	[a]	12,884,019
Healthcare Trust of America, Cl. A	266,340	[a]	7,345,657
Host Hotels & Resorts	322,070	[a]	6,196,627
Invitation Homes	229,730	[a]	5,711,088
Iron Mountain	196,093	[a,b]	6,369,101
Kilroy Realty	147,257	[a]	11,325,536
Liberty Property Trust	145,110	[a]	7,203,260
Macerich	179,990	[a,b]	7,224,799
Mack-Cali Realty	200,313	[a]	4,663,287
Park Hotels & Resorts	216,200	[a]	6,935,696
Prologis	296,440	[a]	22,728,055
Public Storage	39,230	[a]	8,676,891
Realty Income	39,893	[a]	2,792,909
Regency Centers	139,600	[a]	9,376,932
Retail Properties of America, Cl. A	483,356	[a]	5,940,445
Sabra Health Care	190,241	[a]	3,721,114
Simon Property Group	106,440	[a]	18,488,628
STORE Capital	219,620	[a]	7,317,738
Sun Communities	91,221	[a]	11,227,481
Sunstone Hotel Investors	327,220	[a]	4,711,968

Description		Shares		Value ($)
Common Stocks - 99.2% (continued)
United States - 53.7% (continued)
Taubman Centers		73,980	[a]	3,647,214
Ventas		342,690	[a]	20,941,786
VEREIT		1,584,250	[a]	13,085,905
VICI Properties		100,390	[a]	2,288,892
Vornado Realty Trust		34,020	[a]	2,352,143
WP Carey		113,355	[a]	8,991,319
				367,776,970
Total Common Stocks (cost $572,975,517)				679,188,114
		Number of Rights
Rights - .0%
Belgium - .0%
Aedifica (cost $0)		30,195		132,080
	1-Day Yield (%)	Shares
Investment Companies - .5%
Registered Investment Companies - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $3,312,591)	2.45	3,312,591	[e]	3,312,591

Investment of Cash Collateral for Securities Loaned - .4%
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $2,765,401)	2.45	2,765,401	[e]	2,765,401
Total Investments (cost $579,053,509)		100.1%		685,398,186
Liabilities, Less Cash and Receivables		(.1%)		(503,798)
Net Assets		100.0%		684,894,388

a Investment in real estate investment trust within the United States.

b Security, or portion thereof, on loan. At April 30, 2019, the value of the fund’s securities on loan was $15,804,076 and the value of the collateral held by the fund was $16,201,856, consisting of cash collateral of $2,765,401 and U.S. Government & Agency securities valued at $13,436,455.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2019, these securities were valued at $3,740,242 or .55% of net assets.

d Non-income producing security.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Real Estate	98.6
Investment Companies	.9
Health Care Equipment & Services	.6
100.1

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 10/31/18 ($)	Purchases ($)	Sales ($)	Value 4/30/19 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies:
Dreyfus Institutional Preferred Government Plus Money Market Fund	2,724,066	54,525,819	53,937,294	3,312,591.5		32,300
Investment of Cash Collateral for Securities Loaned:
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	3,073,596	308,195	2,765,401.4		-
Total	2,724,066	57,599,415	54,245,489	6,077,992.9		32,300

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS April 30, 2019 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Citigroup
United States Dollar	57,959	Norwegian Krone	502,100	5/2/19	(244)
State Street Bank and Trust Company
Swedish Krona	3,493,500	United States Dollar	366,734	5/2/19	1,175
Japanese Yen	13,645,000	United States Dollar	122,262	5/8/19	312
Swedish Krona	2,073,120	United States Dollar	218,439	5/3/19	(96)
United States Dollar	6	Norwegian Krone	49	5/3/19	-
Gross Unrealized Appreciation					1,487
Gross Unrealized Depreciation					(340)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2019 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $15,804,076)—Note 1(c):
Unaffiliated issuers	572,975,517	679,320,194
Affiliated issuers	6,077,992	6,077,992
Cash denominated in foreign currency	845,883	850,934
Receivable for investment securities sold		3,413,448
Dividends, interest and securities lending income receivable		1,485,192
Receivable for shares of Common Stock subscribed		957,730
Tax reclaim receivable		564,799
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		1,487
Prepaid expenses		41,038
		692,712,814
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		558,279
Payable for investment securities purchased		3,880,603
Liability for securities on loan—Note 1(c)		2,765,401
Payable for shares of Common Stock redeemed		507,647
Unrealized depreciation on foreign currency transactions		17,341
Directors fees and expenses payable		8,411
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		340
Accrued expenses		80,404
		7,818,426
Net Assets ($)		684,894,388
Composition of Net Assets ($):
Paid-in capital		581,048,854
Total distributable earnings (loss)		103,845,534
Net Assets ($)		684,894,388

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	19,686,010	893,895	79,105,597	585,208,886
Shares Outstanding	2,091,190	96,814	8,531,841	63,083,972
Net Asset Value Per Share ($)	9.41	9.23	9.27	9.28

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2019 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $476,959 foreign taxes withheld at source):
Unaffiliated issuers	12,361,944
Affiliated issuers	32,300
Income from securities lending—Note 1(c)	7,014
Interest	6,263
Total Income	12,407,521
Expenses:
Management fee—Note 3(a)	3,120,380
Shareholder servicing costs—Note 3(c)	139,507
Custodian fees—Note 3(c)	53,716
Professional fees	39,440
Registration fees	33,584
Directors’ fees and expenses—Note 3(d)	27,287
Interest expense—Note 2	9,809
Loan commitment fees—Note 2	6,366
Distribution fees—Note 3(b)	3,279
Prospectus and shareholders’ reports	1,615
Miscellaneous	19,552
Total Expenses	3,454,535
Less—reduction in expenses due to undertaking—Note 3(a)	(100,049)
Net Expenses	3,354,486
Investment Income—Net	9,053,035
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	16,153,521
Net realized gain (loss) on forward foreign currency exchange contracts	(76,121)
Net Realized Gain (Loss)	16,077,400
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	42,979,212
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	741
Net Unrealized Appreciation (Depreciation)	42,979,953
Net Realized and Unrealized Gain (Loss) on Investments	59,057,353
Net Increase in Net Assets Resulting from Operations	68,110,388

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations ($):
Investment income—net	9,053,035	15,143,902
Net realized gain (loss) on investments	16,077,400	19,592,345
Net unrealized appreciation (depreciation) on investments	42,979,953	(24,788,524)
Net Increase (Decrease) in Net Assets Resulting from Operations	68,110,388	9,947,723
Distributions ($):
Distributions to shareholders:
Class A	(523,791)	(544,724)
Class C	(28,849)	(28,756)
Class I	(3,416,787)	(4,119,172)
Class Y	(23,881,293)	(27,310,931)
Total Distributions	(27,850,720)	(32,003,583)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	7,404,565	2,223,659
Class C	9,489	112,371
Class I	10,850,986	22,442,835
Class Y	54,965,658	63,169,007
Distributions reinvested:
Class A	508,701	528,110
Class C	23,642	22,586
Class I	3,275,541	3,964,860
Class Y	8,403,972	10,066,536
Cost of shares redeemed:
Class A	(1,835,115)	(2,174,339)
Class C	(71,295)	(154,182)
Class I	(18,486,264)	(91,047,267)
Class Y	(86,027,880)	(81,724,929)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(20,978,000)	(72,570,753)
Total Increase (Decrease) in Net Assets	19,281,668	(94,626,613)
Net Assets ($):
Beginning of Period	665,612,720	760,239,333
End of Period	684,894,388	665,612,720

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Capital Share Transactions (Shares):
Class Aa
Shares sold	799,579	246,170
Shares issued for distributions reinvested	60,149	58,549
Shares redeemed	(200,231)	(241,007)
Net Increase (Decrease) in Shares Outstanding	659,497	63,712
Class C
Shares sold	1,101	12,623
Shares issued for distributions reinvested	2,849	2,547
Shares redeemed	(7,991)	(17,025)
Net Increase (Decrease) in Shares Outstanding	(4,041)	(1,855)
Class Ia,b
Shares sold	1,210,513	2,546,724
Shares issued for distributions reinvested	395,567	445,894
Shares redeemed	(2,126,322)	(9,977,633)
Net Increase (Decrease) in Shares Outstanding	(520,242)	(6,985,015)
Class Ya,b
Shares sold	6,222,677	7,091,191
Shares issued for distributions reinvested	1,011,033	1,133,223
Shares redeemed	(9,817,273)	(9,199,956)
Net Increase (Decrease) in Shares Outstanding	(2,583,563)	(975,542)

[a]During the period ended April 30, 2019, 692,839 Class Y shares representing $6,257,797 were exchanged for 692,974 Class I shares and 1,781 Class A shares representing $16,764 were exchanged for 1,808 Class I shares.

[b]During the period ended October 31, 2018, 879,519 Class Y shares representing $7,779,440 were exchanged for 879,939 Class I shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	April 30, 2019	Year Ended October 31,
Class A Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	8.84	9.15	9.06	9.31	9.34	8.71
Investment Operations:
Investment income—net[a]	.11	.17	.10	.17	.13	.12
Net realized and unrealized gain(loss) on investments	.82	(.09)	.50	.01	.09	.73
Total from Investment Operations	.93	.08	.60	.18	.22	.85
Distributions:
Dividends from investment income—net	(.20)	(.22)	(.37)	(.17)	(.21)	(.22)
Dividends from net realized gain on investments	(.16)	(.17)	(.14)	(.26)	(.04)	-
Total Distributions	(.36)	(.39)	(.51)	(.43)	(.25)	(.22)
Net asset value, end of period	9.41	8.84	9.15	9.06	9.31	9.34
Total Return (%)[b]	11.01[c]	.82	7.05	2.10	2.41	10.15
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.62[d]	2.72	2.30	1.78	1.64	1.45
Ratio of net expenses to average net assets	1.30[d]	1.30	1.30	1.30	1.30	1.30
Ratio of net investment income to average net assets	2.58[d]	1.89	1.15	1.90	1.37	1.37
Portfolio Turnover Rate	38.28[c]	55.32	75.07	60.90	55.84	50.46
Net Assets, end of period ($ x 1,000)	19,686	12,652	12,510	8,086	12,169	12,957

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2019	Year Ended October 31,
Class C Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	8.64	8.93	8.85	9.11	9.13	8.55
Investment Operations:
Investment income—net[a]	.08	.10	.04	.10	.06	.07
Net realized and unrealized gain (loss) on investments	.80	(.08)	.48	.01	.10	.70
Total from Investment Operations	.88	.02	.52	.11	.16	.77
Distributions:
Dividends from investment income—net	(.13)	(.14)	(.30)	(.11)	(.14)	(.19)
Dividends from net realized gain on investments	(.16)	(.17)	(.14)	(.26)	(.04)	-
Total Distributions	(.29)	(.31)	(.44)	(.37)	(.18)	(.19)
Net asset value, end of period	9.23	8.64	8.93	8.85	9.11	9.13
Total Return (%)[b]	10.66[c]	.11	6.17	1.33	1.71	9.37
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.22[d]	2.25	2.25	2.24	2.25	2.24
Ratio of net expenses to average net assets	2.05[d]	2.05	2.05	2.05	2.05	2.05
Ratio of net investment income to average net assets	1.74[d]	1.10	.43	1.15	.61	.79
Portfolio Turnover Rate	38.28[c]	55.32	75.07	60.90	55.84	50.46
Net Assets, end of period ($ x 1,000)	894	872	918	1,016	1,033	1,035

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

	Six Months Ended
	April 30, 2019	Year Ended October 31,
Class I Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	8.72	9.03	8.96	9.22	9.25	8.62
Investment Operations:
Investment income—net[a]	.12	.19	.13	.20	.15	.22
Net realized and unrealized gain (loss) on investments	.81	(.09)	.48	.01	.10	.65
Total from Investment Operations	.93	.10	.61	.21	.25	.87
Distributions:
Dividends from investment income—net	(.22)	(.24)	(.40)	(.21)	(.24)	(.24)
Dividends from net realized gain on investments	(.16)	(.17)	(.14)	(.26)	(.04)	-
Total Distributions	(.38)	(.41)	(.54)	(.47)	(.28)	(.24)
Net asset value, end of period	9.27	8.72	9.03	8.96	9.22	9.25
Total Return (%)	11.23[b]	1.03	7.24	2.41	2.69	10.46
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.05[c]	1.05	1.05	1.03	1.03	1.02
Ratio of net expenses to average net assets	1.05[c]	1.05	1.05	1.03	1.03	1.02
Ratio of net investment income to average net assets	2.74[c]	2.19	1.45	2.18	1.63	2.59
Portfolio Turnover Rate	38.28[b]	55.32	75.07	60.90	55.84	50.46
Net Assets, end of period ($ x 1,000)	79,106	78,954	144,781	157,168	151,538	151,475

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2019	Year Ended October 31,
Class Y Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	8.73	9.03	8.96	9.22	9.25	8.62
Investment Operations:
Investment income (loss)—net[a]	.12	.19	.13	.20	.15	(.06)
Net realized and unrealized gain (loss) on investments	.81	(.08)	.48	.01	.10	.93
Total from Investment Operations	.93	.11	.61	.21	.25	.87
Distributions:
Dividends from investment income—net	(.22)	(.24)	(.40)	(.21)	(.24)	(.24)
Dividends from net realized gain on investments	(.16)	(.17)	(.14)	(.26)	(.04)	-
Total Distributions	(.38)	(.41)	(.54)	(.47)	(.28)	(.24)
Net asset value, end of period	9.28	8.73	9.03	8.96	9.22	9.25
Total Return (%)	11.26[b]	1.18	7.26	2.42	2.70	10.45
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.01[c]	1.02	1.03	1.01	1.01	1.02
Ratio of net expenses to average net assets	1.01[c]	1.02	1.03	1.01	1.01	1.02
Ratio of net investment income (loss) to average net assets	2.76[c]	2.17	1.45	2.19	1.63	(.70)
Portfolio Turnover Rate	38.28[b]	55.32	75.07	60.90	55.84	50.46
Net Assets, end of period ($ x 1,000)	585,209	573,136	602,031	610,377	597,186	586,538

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Global Real Estate Securities Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds V, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek to maximize total return consisting of capital appreciation and current income. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. CenterSquare Investment Management LLC (“the Subadviser”), serves as the fund’s sub-investment adviser.

Effective June 3, 2019, the fund changed its name from Dreyfus Global Real Estate Securities Fund to BNY Mellon Global Real Estate Securities Fund and the Company changed its name from Dreyfus Premier Investment Funds, Inc. to BNY Mellon Investment Funds V, Inc. In addition, The Dreyfus Corporation, the fund’s investment adviser and administrator, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 750 million shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (100 million shares authorized), Class C (50 million shares authorized), Class I (400 million shares authorized), Class T (100 million shares authorized) and Class Y (100 million shares authorized). Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Common Stocks	679,188,114	-	-	679,188,114
Investment Companies	6,077,992	-	-	6,077,992
Rights	132,080	-	-	132,080
Forward Foreign Currency Exchange Contracts†	-	1,487	-	1,487
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†	-	340	-	340

† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives are reported in the Statement of Assets and Liabilities.

At April 30, 2019, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2019, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2018 was as follows: ordinary income $18,902,586 and long-term capital gains $13,100,997. The tax character of current year distributions will be determined at the end of the current fiscal year.

(h) New Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2019 was approximately $587,300 with a related weighted average annualized interest rate of 3.37%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at an annual rate of .95% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from November 1, 2018 through March 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.05% of the value of the fund’s average daily net assets. On or after March 1, 2020, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $100,049 during the period ended April 30, 2019.

Pursuant to a sub-investment advisory agreement between the Adviser and the Subadviser, the Adviser pays the Subadviser a monthly fee at an annual rate of .46% of the value of the fund’s average daily net assets.

During the period ended April 30, 2019, the Distributor retained $2,635 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2019, Class C shares were charged $3,279 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2019, Class A and Class C shares were charged $18,819 and $1,093, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees and the fund had an arrangement with the custodian to receive earnings credits when positive cash balance are maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2019, the fund was charged $4,109 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2019, the fund was charged $53,716 pursuant to the custody agreement.

During the period ended April 30, 2019, the fund was charged $5,660 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees $537,022, Distribution Plan fees $554, Shareholder Services Plan fees $4,252, custodian fees $27,423, Chief Compliance Officer fees $5,660 and transfer agency fees $1,170, which are offset against an expense reimbursement currently in effect in the amount of $17,802.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended April 30, 2019, amounted to $246,905,501 and $288,439,697, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended April 30, 2019 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

counterparty. Forward contracts open at April 30, 2019 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At April 30, 2019, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	1,487	(340)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	1,487	(340)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	1,487	(340)

The following table presents derivative assets net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of April 30, 2019:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
State Street Bank and Trust Company	1,487		(96)	-	1,391
Total	1,487		(96)	-	1,391

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Citigroup	(244)		-	-	(244)
State Street Bank and Trust Company	(96)		96	-	-
Total	(340)		96	-	(244)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2019:

Average Market Value ($)
Forward contracts	843,612

At April 30, 2019, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $106,345,824, consisting of $109,172,227 gross unrealized appreciation and $2,826,403 gross unrealized depreciation.

At April 30, 2019, the cost of investments inclusive of derivative contracts for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on March 12-13, 2019, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which CenterSquare Investment Management LLC (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended January 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser, its affiliates and/or the Subadviser the results of the comparisons and considered that the fund’s total return performance was at or above the Performance Group and Performance Universe medians for all periods. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee (which was zero) was the lowest in the Expense Group and Expense Universe and the fund’s total expenses were below the Expense Group and Expense Universe medians.

Representatives of the Adviser stated that the Adviser has contractually agreed, until March 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.05% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by the Adviser. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

NOTES

NOTES

For More Information

BNY Mellon Global Real Estate Securities Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Subadviser

CenterSquare Investment Management LLC
630 West Germantown Pike, Suite 300
Plymouth Meeting, PA 19462

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbol:	Class A: DRLAX Class C: DGBCX Class I: DRLIX Class Y: DRLYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation 6593SA0419

Item 2.          Code of Ethics.

                       Not applicable.

Item 3.          Audit Committee Financial Expert.

                       Not applicable.

Item 4.          Principal Accountant Fees and Services.

                       Not applicable.

Item 5.          Audit Committee of Listed Registrants.

                       Not applicable.

Item 6.          Investments.

(a)                  Not applicable.

Item 7.          Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                       Not applicable.

Item 8.          Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.          Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                       Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

                       There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)          The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)          There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.               Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.        Exhibits.

(a)(1)     Not applicable.

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)     Not applicable.

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds V, Inc.

By:         /s/ Renee LaRoche-Morris

               Renee LaRoche-Morris

               President (Principal Executive Officer)

Date:      June 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:         /s/ Renee LaRoche-Morris

               Renee LaRoche-Morris

               President (Principal Executive Officer)

Date:      June 25, 2019

By:         /s/ James Windels

               James Windels

               Treasurer (Principal Financial Officer)

Date:      June 25, 2019

EXHIBIT INDEX

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)